Capital Stock and Net Earnings per Common Share (FY)	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Capital Stock and Net Earnings per Common Share	CAPITAL STOCK AND NET EARNINGS PER COMMON SHARE
Capital Stock
Under Veralto’s amended and restated certificate of incorporation, as of December 31, 2023, Veralto’s authorized capital stock consists of 1.0 billion common shares with par value $0.01 per share and 15 million preferred shares with par value $0.01 per share. On September 29, 2023, the 100 shares of Veralto common stock held by Danaher were recapitalized into 246,291,342 shares of Veralto common stock held by Danaher. On September 30, 2023, Danaher distributed all of Veralto’s issued and outstanding common stock to Danaher’s stockholders. No preferred shares were issued or outstanding on December 31, 2023. Each share of Veralto common stock entitles the holder to one vote on all matters to be voted upon by common stockholders. Veralto’s Board of Directors (the “Board”) is authorized to issue shares of preferred stock in one or more series and has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, of each series of preferred stock. The Board’s authority to issue preferred stock with voting rights or conversion rights that, if exercised, could adversely affect the voting power of the holders of common stock, could potentially discourage attempts by third parties to obtain control of Veralto through certain types of takeover practices.
Earnings per Common Share
Basic net earnings per share (“EPS”) is calculated by dividing net earnings by the weighted average number of shares of common stock outstanding for the applicable period. Diluted EPS is computed based on the weighted average number of common shares outstanding increased by the number of additional shares that would have been outstanding had the potentially dilutive common shares been issued and reduced by the number of shares the Company could have repurchased with the proceeds from the issuance of the potentially dilutive shares.
We were incorporated on October 26, 2022, accordingly, we had no shares or common equivalent shares outstanding prior to that date. The total number of shares outstanding immediately after the recapitalization described above was 246.3 million and is utilized for the calculation of both basic and diluted EPS for all periods prior to the Separation.
Information related to the calculation of net earnings per common share from continuing operations for the years ended December 31 is summarized as follows ($ and shares in millions, except per share amounts):

	2023	2022	2021
Numerator:
Net earnings	$839	$845	$861

Denominator:
Weighted average common shares outstanding used in Basic EPS	246.4	246.3	246.3
Incremental common shares from:
Assumed exercise of dilutive options and vesting of dilutive RSUs	0.4	—	—
Weighted average common shares outstanding used in Diluted EPS	246.8	246.3	246.3

Basic EPS	$3.41	$3.43	$3.50
Diluted EPS	$3.40	$3.43	$3.50